Long-Term Debt	12 Months Ended
Mar. 31, 2014
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
5. Long-Term Debt

	2014	2013
	(In thousands)
Revolving credit facility,
1.65% and 1.70%, due through 2017	$175,000	$188,000
Secured note payable to insurance company,
8.03%, paid off in 2014	0	38,138
Secured Industrial Revenue Development Bonds,
3.23%, and 3.29%, due through 2029	22,630	22,630
Secured promissory note,
6.98%, due through 2022	15,313	16,753
Secured promissory note,
6.35%, due through 2020	3,731	4,303
Economic development note,
2.00%, due through 2021	1,500	0
Other	342	362
	218,516	270,186
Less current portion	2,277	40,170
	$216,239	$230,016

See Note 4, Short-Term Borrowings, for discussion of the Revolver.

The Company's debt agreements, including the Revolver, contain covenants that restrict the Company's ability to incur additional indebtedness, pay dividends on the Company's capital stock, make other restricted payments, including investments, sell the Company's assets, incur liens, transfer all or substantially all of the Company's assets and enter into consolidations or mergers. The Company's debt agreements also require the Company to meet certain financial covenants, including a minimum fixed charge coverage ratio. The Revolver also contains borrowing base requirements related to accounts receivable and inventories. These financial requirements and ratios generally become more restrictive over time and are subject to allowances for seasonal fluctuations. The most restrictive financial covenant in the debt agreements is the fixed charge coverage ratio within the Master Reimbursement Agreement with General Electric Commercial Finance, which relates to the Secured Industrial Revenue Development Bonds. In connection with the Company's decision to adopt the LIFO method of inventory accounting, effective December 30, 2007, the Company executed amendments to its debt agreements, which enable the Company to compute its financial covenants as if the Company were on the FIFO method of inventory accounting. The Company was in compliance with all such financial covenants as of March 31, 2014.

The Company's debt agreements limit the payment of dividends and other distributions. There is an annual total distribution limitation of $50,000, less aggregate annual dividend payments totaling $23,000 that the Company presently pays on two outstanding classes of preferred stock.

The Company has four outstanding Industrial Revenue Development Bonds (“IRBs”), totaling $22.6 million that are secured by direct pay letters of credit. The interest rates shown for these IRBs in the table above reflect the costs of the direct pay letters of credit and amortization of other related costs of those IRBs. A Master Reimbursement Agreement with General Electric Commercial Finance, which provides for the direct pay letters of credit, expires in July 2016. In 2013, the Company reached an agreement to extend the term of its $5.1 million Wayne County Industrial Revenue Development Bonds included in the IRBs from June 1, 2012 to June 1, 2017.

The carrying value of assets pledged for secured debt, including the Revolver, is $650.2 million.

Debt repayment requirements for the next five fiscal years are (in thousands):

Years ending March 31:
2015	$2,277
2016	2,530
2017	177,667
2018	7,904
2019	3,034
Thereafter	25,104
Total	$218,516